                                                                     Exhibit 4.1
                     [Form of common stock certificate of
                        Tanning Technology Corporation]



     NUMBER                                                COMMON STOCK
TT                                                           SHARES

INCORPORATED UNDER         TANNING TECHNOLOGY           SEE REVERSE FOR
THE LAWS OF THE STATE         CORPORATION       CERTAIN DEFINITIONS OF DELAWARE

THIS CERTIFICATE IS
TRANSFERABLE IN NEW
YORK, NY AND
RIDGEFIELD PARK, NJ

THIS CERTIFIES that                                    CUSIP 87588P 10 1



is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
OF

                        Tanning Technology Corporation

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.



Dated:
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                              Tanning Technology
/s/ Wesley A. Light              Corporation            /s/ Larry G. Tanning
-----------------                                      ---------------------
  SECRETARY                      CORPORATE             CHAIRMAN OF THE BOARD
                                    SEAL
                                    1997
                                  DELAWARE

                                      *



COUNTERSIGNED AND REGISTERED:



   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

BY                               TRANSFER AGENT

                                 AND REGISTRAR

                              AUTHORIZED SIGNATURE


                                       2
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[Form of reverse of common stock certificate of Tanning Technology Corporation]

                        Tanning Technology Corporation



    The Corporation will furnish without charge of each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be sent to the Secretary of the Corporation at its home office, or to its Transfer Agent named on the face of this certificate.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common        UNIF GIFT MIN ACT--____ Custodian ______
                                                          (Cust)         (Minor)
TEN ENT -- as tenants by the       under Uniform Gifts to Minors
       entireties       Act __________________
                                 (State)

JT TEN  -- as joint tenants with right of
           survivorship and not as
           tenants in common



    Additional abbreviations may also be used though not in the above list.



    For value received, __________________________ hereby sell, assign and transfer unto


                                       3
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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


-----------------------------------------------------------

-----------------------------------------------------------


--------------------------------------------------------------------- (PLEASE
PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
---------------------------------------------------------------------
---------------------------------------------------------------------
____________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated_______________________

                               ------------------------------------------------
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



------------------------------------
THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.



                                       5